Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Castle Group, Inc. (the “Registrant”) on Form 10Q for the period ending March 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alan Mattson, acting CEO and acting Chairman of the Board of Directors, and I, Michael Nitta,  acting CFO, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Date:

May 15, 2018

By:

/s/ Alan Mattson

Alan Mattson, acting Chief Executive Officer and

Acting Chairman of the Board of Directors

By:

/s/ Michael Nitta

Michael Nitta

Acting Chief Financial Officer